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                          7 3/4% Senior Notes due 2005

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                          FIRST SUPPLEMENTAL INDENTURE

                           dated as of January 1, 1999

                                       to

                                    INDENTURE

                            dated as of July 17, 1998

                                      among
- --------------------------------------------------------------------------------

                   BUILDING MATERIALS CORPORATION OF AMERICA,

                                   as Issuer,

                  BUILDING MATERIALS MANUFACTURING CORPORATION

                                       and

                    BUILDING MATERIALS INVESTMENT CORPORATION

                                  as Guarantors

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee



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         This FIRST SUPPLEMENTAL INDENTURE to the Indenture (as defined below)
(the "First Supplemental Indenture") dated as of January 1, 1999, is made among BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation (the "Company"), having its principal office at 1361 Alps Road, Wayne, New Jersey 07470, BUILDING MATERIALS MANUFACTURING CORPORATION, a Delaware corporation wholly-owned by the Company ("Manufacturing Co."), and BUILDING MATERIALS INVESTMENT CORPORATION, a Delaware corporation wholly-owned by the Company ("Investment Co." and together with Manufacturing Co., the "Guarantors"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee"), and amends the Indenture, dated as of July 17, 1998, between the Company and the Trustee (as amended from time to time, the "Indenture").

                                R E C I T A L S:

         A. Pursuant to the Indenture, the Company issued $150,000,000 in aggregate principal amount at maturity of the Securities (as defined in the Indenture).

         B. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         C. The Guarantors have each received certain assets from the Company pursuant to a Reorganization Agreement dated as of December 31, 1998, and as consideration for such assets and for other good and valuable consideration, the Guarantors desire to provide for their guarantee of all of the Company's obligations under the Securities.

         D. Section 9.01(5) of the Indenture provides that the Company and the Trustee may amend or supplement the Indenture without the consent of Holders to, among other things, make any change that would provide any additional benefit or rights to the Securityholders or that does not adversely affect the rights of any Securityholder.

         NOW, THEREFORE, it is hereby agreed as follows:


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                                    ARTICLE 1
                                   GUARANTEES

                  SECTION 1.01. Guarantee. Subject to Section 1.07, each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees to each Holder (a "Guaranty"), the following obligations: (a) the full and punctual payment of principal, premium, if any, and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture (including, without limitation, the compensation and other payment obligations to the Trustee thereunder) and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor and that such Guarantor will remain bound under the terms hereof notwithstanding any extension or renewal of any Guaranteed Obligation.

         Each Guarantor agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

         The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, the Company, any Subsidiary thereof or any other Person, and, subject to Section 1.05, a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, the Company, any Subsidiary thereof or any other Person and whether or not any other Guarantor, the Company or any Subsidiary thereof be joined in any such action or actions. Any payment by the Company or any Subsidiary thereof or other circumstance which operates to toll any statute of limitations as to the Company or any such Subsidiary shall operate to toll the statute of limitations as to each Guarantor.

         Notwithstanding anything to the contrary contained herein, at law or otherwise, the obligations of each Guarantor hereunder and the rights of the Trustee and each Holder hereunder shall be construed as equal and pari passu to the obligations of each such Guarantor under that certain Subsidiary Guaranty, dated as of August 29, 1997, among the guarantors party thereto and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guaranty") and the rights of The Bank of New York, as Administrative Agent, and the Lenders under the Subsidiary Guaranty.



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         SECTION 1.02 Unconditional Obligations. This Guaranty shall not be discharged except by complete performance of the Guaranteed Obligations as contemplated in the Indenture and the Securities. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under the Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any agreement referred to in clause (a) of this paragraph; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other Guarantor of the Guaranteed Obligations or any other Person; or (f) except as provided in Section 1.08 of this First Supplemental Indenture, any change in the ownership of such Guarantor. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or any right to require a proceeding or the taking of other action by the Trustee or any Holder against, and any other notice to, any other Guarantor or the Company.

         SECTION 1.03 Continuing Guaranty. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Holder in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Holder would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Holder to any other or further action to any circumstances without notice or demand. It is not necessary for any Holder to inquire into the capacity or powers of the Company or any Subsidiary thereof or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         SECTION 1.04 Subrogation; Acceleration. Each Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations until payment in full of all Guaranteed Obligations. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in Article VI of the Indenture for the purposes of such Guarantor's Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in



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the event of any declaration of acceleration of such obligations as provided in
Article VI of the Indenture, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purposes hereof.

         SECTION 1.05 Enforcement. The Holders agree that this Guaranty may be enforced only by the action of the Trustee in accordance with the terms of the Indenture and that no other Holders shall have any right individually to seek to enforce this Guaranty. The Holders further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder).

         SECTION 1.06 Covenants. Each Guarantor agrees that its Guaranteed Obligations hereunder are senior Indebtedness of such Guarantor and such Guaranteed Obligations shall not be subordinate to any existing or future obligations of such Guarantor. Each Guarantor further covenants and agrees that on and after the date hereof such Guarantor will comply (as a Recourse Subsidiary of the Company), and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in the Indenture, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in the Indenture, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

         Each Guarantor hereby jointly and severally agrees to pay all reasonable out-of-pocket costs and expenses of each Holder in connection with the enforcement of this Guaranty and of the Trustee in connection with any amendment, waiver or consent relating hereto (including in each case, without limitation, the reasonable fees and disbursements of counsel employed by each Holder).

         SECTION 1.07 Limitation of Liability. Each Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law for the relief of debtors. Accordingly, each Guarantor hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.



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         SECTION 1.08 Miscellaneous. (a) The Trustee accepts the trusts of the
Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture, as supplemented by this First Supplemental Indenture, to which the parties hereto and the Holders from time to time of the Securities agree and, except as expressly set forth in the Indenture, shall incur no liability or responsibility in respect thereof.

                  (b) This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Holders and their successors and assigns.

                  (c) Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of the holders of a majority in aggregate principal amount of the Securities then outstanding.

         All notices, requests, demands or other communications pursuant hereto shall be made in accordance with Section 10.02 of the Indenture.

         In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Indenture and the proceeds of such sale, disposition or liquidation are applied, to the extent applicable, in accordance with the provisions of the Indenture, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Company or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect. At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release.

                                    ARTICLE 2
                                  MISCELLANEOUS

         SECTION 2.01. Confirmation. This First Supplemental Indenture and the Indenture shall henceforth be read together. Except as expressly set forth herein, the Indenture shall remain unchanged and is in all respects confirmed and preserved.

         SECTION 2.02. Counterparts. This First Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         SECTION 2.03. Governing Law. This First Supplemental Indenture shall be governed by the laws of the State of New York without regard to the principles of conflicts of laws.



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The Trustee, the Company, the Guarantors and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to the Indenture or this First Supplemental Indenture.



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         IN WITNESS WHEREOF, the parties hereto caused this First Supplemental
Indenture to be signed and acknowledged by their respective officers thereunto duly authorized as of the day and year first-above written.

                                       BUILDING MATERIALS CORPORATION OF
                                       AMERICA, as Issuer

                                       By: /s/ Richard A. Weinberg

                                       Name: Richard A. Weinberg

                                       Title: Exec. V.P., General Counsel and
                                              Secretary

                                       BUILDING MATERIALS MANUFACTURING
                                       CORPORATION, as Guarantor

                                       By: /s/ Richard A. Weinberg

                                       Name: Richard A. Weinberg

                                       Title: Exec. V.P., General Counsel and
                                              Secretary

                                       BUILDING MATERIALS INVESTMENT
                                       CORPORATION, as Guarantor


                                       By: /s/ Richard A. Weinberg

                                       Name: Richard A. Weinberg

                                       Title: Exec. V.P., General Counsel and
                                              Secretary


                                       THE BANK OF NEW YORK, as Trustee

                                       By: /s/ Robert Massimillo

                                       Name: Robert Massimillo

                                       Title: Assistant Vice President


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